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Prospectus Supplement - Oct. 26, 1999*


Strategist Income Fund, Inc.
         Strategist Government Income Fund  (July 30, 1999) S-6124 E (7/99)


The first paragraph of the Investment Strategy section for Strategist Government Income Fund is revised as follows (changes are underlined):


The Fund's assets primarily are invested in debt obligations. Under normal market conditions, at least 65% of the Fund's total assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Although the Fund may invest in any U.S. government securities, it is anticipated that U.S. government securities representing part ownership in pools of mortgage loans (mortgage-backed securities) will comprise a large percentage of the Fund's investments. The Fund will utilize forward sale commitments for hedging purposes. Additionally, the Fund will aggressively utilize derivative instruments and when-issued securities to produce incremental earnings, to hedge existing positions and to increase flexibility. The Fund's potential losses from the use of these instruments could extend beyond its initial investment.























S-6124- 11 A (10/99)
*Valid until next prospectus update

Destroy  July 28, 2000